UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Definitive Proxy Statement

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The Valspar Corporation

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Dear [NAME]:

I am pleased to share with you some exciting news about Valspar. Today we announced that Valspar has reached a definitive agreement to be acquired by Sherwin-Williams. By combining with Sherwin-Williams, Valspar joins what will become a premier global paints and coatings company with over $15 billion in sales. A copy of the press release is attached.

This is a transformative event that will bring significant opportunities to the combined company and for our customers, shareholders and employees. Since 1806, we have transformed our company into a global leader in coatings, consistently providing our customers with innovative, high-quality products and excellent service. With that heritage in mind, we are confident that this agreement with Sherwin-Williams best positions Valspar for continued success and growth well into the future.

As you know, Sherwin-Williams is a well-respected leader in our industry, with an extensive retail presence throughout the Americas and growing capabilities in Europe and Asia-Pacific. Sherwin-Williams is known for being an authentic brand, exemplifying their 150-year history of American innovation and superior quality, and we look forward to capitalizing on the unique strengths of both companies.

The transaction is expected to close by the first quarter of calendar year 2017, following regulatory and Valspar shareholder approvals. Until then, Sherwin-Williams and Valspar will continue to operate as separate companies and it is business as usual. We would expect that you would continue to maintain the confidentiality of commercial terms and activities for both companies throughout this period. All current or planned projects should continue as before the announcement.

Please continue to work directly with your Valspar representative. Attached is a FAQ, which I hope will address some of your immediate questions.

We will continue to keep you informed and provide you with updates as this process unfolds. Thank you for your continued support.

Sincerely,

[NAME]

[TITLE]

Additional Information and Where to Find it

Valspar intends to file with the SEC a proxy statement in connection with the contemplated transactions. The definitive proxy statement will be sent or given to Valspar stockholders and will contain important information about the contemplated transactions. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE. Investors and security holders may obtain a free copy of the proxy statement (when it is available) and other documents filed with the SEC at the SEC’s website at www.sec.gov.

Certain Information Concerning Participants

Valspar and Sherwin-Williams and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Valspar investors and security holders in connection with the contemplated transactions. Information about Valspar’s directors and executive officers is set forth in its proxy statement for its 2016 Annual Meeting of Stockholders and its most recent annual report on Form 10-K. Information about Sherwin-Williams’ directors and executive officers is set forth in its proxy statement for its 2016 Annual Meeting of Stockholders and its most recent annual report on Form 10-K. These documents may be obtained for free at the SEC’s website at www.sec.gov. Additional information regarding the interests of participants in the solicitation of proxies in connection with the contemplated transactions will be included in the proxy statement that Valspar intends to file with the SEC.

Cautionary Statement Regarding Forward-Looking Information

This communication contains forward-looking information about Valspar, Sherwin-Williams and the proposed transaction. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,” “project,” “could,” “plan,” “goal,” “potential,” “pro forma,” “seek,” “intend” or “anticipate” or the negative thereof or comparable terminology, and include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of Valspar and its subsidiaries. Valspar and Sherwin-Williams caution readers not to place undue reliance on these statements. These forward-looking statements are subject to a variety of risks and uncertainties. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks and uncertainties include the following: the failure to obtain Valspar stockholder approval of the proposed transaction; the possibility that the closing conditions to the contemplated transactions may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval; delay in closing the transaction or the possibility of non-consummation of the transaction; the potential for regulatory authorities to require divestitures in connection with the proposed transaction and the possibility that Valspar stockholders consequently receive $105 per share instead of $113 per share; the occurrence of any event that could give rise to termination of the merger agreement; the risk that stockholder litigation in connection with the contemplated transactions may affect the timing or occurrence of the contemplated transactions or result in significant costs of defense, indemnification and liability; risks inherent in the achievement of cost synergies and the timing thereof; risks related to the disruption of the transaction to Valspar and its management; the effect of announcement of the transaction on Valspar’s ability to retain and hire key personnel and maintain relationships with customers, suppliers and other third parties; fluctuations in the availability and prices of raw materials; difficult global economic and capital markets conditions; risks associated with revenues from foreign markets; interruption, failure or compromise of Valspar’s information systems; and changes in the legal and regulatory environment. These risks and others are described in greater detail in Valspar’s Annual Report on Form 10-K for the fiscal year ended October 30, 2015, as well as in Valspar’s Quarterly Reports on Form 10-Q and other documents filed by Valspar with the SEC after the date thereof. Valspar and Sherwin-Williams make no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

Supplier FAQ

1.	What was announced today?

•	We announced that Valspar has reached a definitive agreement to be acquired by Sherwin-Williams. By combining with Sherwin-Williams, Valspar joins what will become a premier global paints and coatings company with over $15 billion in sales.

2.	What are the benefits of the proposed transaction for suppliers?

•	The combination of Valspar and Sherwin-Williams will create an industry leading global coatings company with more geographic and product diversity creating growth opportunities with our existing partners.

•	As a combined company, we will be even stronger and more competitive, with a more robust suite of offerings. This accelerates our growth strategy.

3.	What does this mean for suppliers?

•	Until the transaction closes, which we expect by the first calendar quarter of 2017, it will remain business as usual, and Valspar and Sherwin-Williams will continue to operate as separate, independent companies.

•	We expect a seamless transition for you and all of our suppliers.

•	We are committed to keeping you informed of important milestones throughout the transaction process.

4.	My company supplies both Valspar and Sherwin-Williams, how does this affect my operations?

•	It remains business as usual and Valspar and Sherwin-Williams will continue to operate as separate, independent companies until the transaction closes.

•	We expect a seamless transition for you and all of our suppliers.

5.	Will the new Company continue to use the same suppliers as Valspar and Sherwin-Williams?

•	We value our relationships with you and expect to continue to conduct business with the same suppliers as part of the combined company.

•	Until the transaction closes, which we expect by the first calendar quarter of 2017, it will remain business as usual, and Valspar and Sherwin-Williams will continue to operate as separate, independent companies.

•	We expect a seamless transition for you and all of our suppliers.

6.	Will my Valspar representative change?

•	You should continue to reach out to your normal Valspar representative.

•	Until the transaction closes, it remains business as usual, and Valspar and Sherwin-Williams will continue to operate as separate, independent companies.

•	We expect a seamless transition for you and all of our suppliers.

•	We are committed to keeping you informed of important milestones throughout the transaction process.

7.	Will existing contracts continue to be honored? Will future contracts be negotiated in the same manner?

•	We do not expect today’s announcement to impact our contractual relationships with our suppliers.

•	We remain separate companies until close and will continue to operate as we always have.

•	Existing contracts will continue to be honored in accordance with their terms.

8.	What are the plans to integrate Valspar and Sherwin-Williams? Who will lead the integration planning process?

•	Today is just the beginning of the process and there is still much work to do.

•	As we get closer to completing the transaction, members of both companies will come together to form an integration planning team to help ensure a smooth transition.

•	We are committed to keeping you informed of important milestones throughout the transaction process.

9.	What are the next steps? When will the transaction be completed?

•	Until the transaction closes, Valspar and Sherwin-Williams will continue to operate as separate, independent companies.

•	We expect a seamless transition for you and all of our suppliers.

10.	Where can I find additional information?

•	We are committed to keeping you informed of important milestones throughout the transaction process.

•	Should you have additional questions, please contact your usual Valspar representative.

Additional Information and Where to Find it

Valspar intends to file with the SEC a proxy statement in connection with the contemplated transactions. The definitive proxy statement will be sent or given to Valspar stockholders and will contain important information about the contemplated transactions. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE. Investors and security holders may obtain a free copy of the proxy statement (when it is available) and other documents filed with the SEC at the SEC’s website at www.sec.gov.

Certain Information Concerning Participants

Valspar and Sherwin-Williams and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Valspar investors and security holders in connection with the contemplated transactions. Information about Valspar’s directors and executive officers is set forth in its proxy statement for its 2016 Annual Meeting of Stockholders and its most recent annual report on Form 10-K. Information about Sherwin-Williams’ directors and executive officers is set forth in its proxy statement for its 2016 Annual Meeting of Stockholders and its most recent annual report on Form 10-K. These documents may be obtained for free at the SEC’s website at www.sec.gov. Additional information regarding the interests of participants in the solicitation of proxies in connection with the contemplated transactions will be included in the proxy statement that Valspar intends to file with the SEC.

Cautionary Statement Regarding Forward-Looking Information

This communication contains forward-looking information about Valspar, Sherwin-Williams and the proposed transaction. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,” “project,” “could,” “plan,” “goal,” “potential,” “pro forma,” “seek,” “intend” or “anticipate” or the negative thereof or comparable terminology, and include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of Valspar and its subsidiaries. Valspar and Sherwin-Williams caution readers not to place undue reliance on these statements. These forward-looking statements are subject to a variety of risks and uncertainties. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks and uncertainties include the following: the failure to obtain Valspar stockholder approval of the proposed transaction; the possibility that the closing conditions to the contemplated transactions may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval; delay in closing the transaction or the possibility of non-consummation of the transaction; the potential for regulatory authorities to require divestitures in connection with the proposed transaction and the possibility that Valspar stockholders consequently receive $105 per share instead of $113 per share; the occurrence of any event that could give rise to termination of the merger agreement; the risk that stockholder litigation in connection with the contemplated transactions may affect the timing or occurrence of the contemplated transactions or result in significant costs of defense, indemnification and liability; risks inherent in the achievement of cost synergies and the timing thereof; risks related to the disruption of the transaction to Valspar and its management; the effect of announcement of the transaction on Valspar’s ability to retain and hire key personnel and maintain relationships with customers, suppliers and other third parties; fluctuations in the availability and prices of raw materials; difficult global economic and capital markets conditions; risks associated with revenues from foreign markets; interruption, failure or compromise of Valspar’s information systems; and changes in the legal and regulatory environment. These risks and others are described in greater detail in

Valspar’s Annual Report on Form 10-K for the fiscal year ended October 30, 2015, as well as in Valspar’s Quarterly Reports on Form 10-Q and other documents filed by Valspar with the SEC after the date thereof. Valspar and Sherwin-Williams make no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.